SCHEDULE 14A
                                 (Rule 14a-101)
                                        *
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant     |X|

Filed by a party other than the registrant | |

Check the appropriate box:

| |     Preliminary proxy statement.                | |  Confidential for use of
                                                         the commission only (as
                                                         permitted  by
|X|     Definitive proxy statement.                      Rule 14a-6(e)(2)).

| |     Definitive additional materials.

| |     Soliciting material pursuant to Rule 14a-12.

                       Rick's Cabaret International, Inc.
                (Name of Registrant as Specified in Its Charter)

                            ________________________
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (check the appropriate box):

|X|     No fee required.

| |     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies: ___

(2)     Aggregate number of securities to which transaction applies:  ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)     Proposed maximum aggregate value of transaction:  ___

(5)     Total fee paid:  ___

| |     Fee paid previously with preliminary materials:  ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount Previously Paid:  ___

(2)     Form, Schedule or Registration Statement No.:  ___

(3)     Filing Party:  ___

(4)     Date Filed:  ___

                       RICK'S CABARET INTERNATIONAL, INC.
                            505 NORTH BELT, SUITE 630
                              HOUSTON, TEXAS 77060

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 28, 2003

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 3113 Bering Drive, Houston, Texas 77057, on August 28, 2003 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about July 31, 2003. The cost of solicitation of proxies is being borne by the Company.

     The close of business on July 15, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were approximately 3,697,006 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (II) FOR THE RATIFICATION OF WHITLEY PENN (FORMERLY JACKSON & RHODES, P.C.) AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

               (1)TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

     Eric S. Langan, age 35, has been a Director of the Company since 1998 and the President of the Company since March 1999. Mr. Langan is also the Acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. Mr. Langan currently serves as a Director of Taurus Entertainment Companies, Inc., which was a public subsidiary of the Company until June 2003. From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

     Robert L. Watters, age 52, has been a director of the Company since 1986. Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University. Since 1999, Mr. Watters has operated a cabaret in New Orleans.

     Alan Bergstrom, age 58, has been a director of the Company since 1999. Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm. Mr. Bergstrom is also a registered stockbroker with Choice Investments, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc. Mr. Bergstrom holds a B.B.A. Degree in Finance (1967) from the University of Texas.

     Travis Reese, age 33, has been a director of the Company since 1999 and is the Company's Director of Technology. From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Santa Fe, New Mexico. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

     Steven L. Jenkins, age 46, has been a director of the Company since 2001. Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas. Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C. Mr. Jenkins has a BBA Degree (1979) from Texas A&M University. Mr. Jenkins is a member of the AICPA and the TSCPA.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of five persons.

-----------------------------------------------------------------------
       NAME               AGE                    POSITION
-----------------------------------------------------------------------
Eric S. Langan             35        Director, CEO, President and Chief
                                     Financial Officer
-----------------------------------------------------------------------
Travis Reese               33        Director and V.P.-Director of
                                     Technology
-----------------------------------------------------------------------
Robert L. Watters          52        Director
-----------------------------------------------------------------------
Alan Bergstrom             58        Director
-----------------------------------------------------------------------
Steven L. Jenkins          46        Director
-----------------------------------------------------------------------


OUR OFFICERS

     In addition to being Directors, Eric S. Langan is also our CEO, President and Acting Chief Financial Officer, and Travis Reese is also our VP--Director of Technology.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In May 2002, we loaned $100,000 to Eric Langan who is our Chief Executive Officer. The promissory note is unsecured, bears interest at 11% and is amortized over a period of ten years. The note contains a provision that in the event Mr. Langan leaves the Company for any reason, the note immediately becomes due and payable in full. The balance of the note was $98,605 at September 30, 2002 and is included in other assets in our balance sheet.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no compensation committee and no nominating committee. Decisions concerning executive officer compensation for 2003 were made by the full Board of Directors. Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.

     The Company has an Audit Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. Mr. Watters was our President until March 1999, and has not been an officer or employee since March 1999. Mr. Watters, Mr. Bergstrom and Mr. Jenkins are independent Directors. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets privately with our Chief Accounting Officer and with our independent public accountants and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent accountants. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2002 with our management.

     In May 2000, our Board adopted a Charter for the Audit Committee. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange
Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent accountants and our internal audit department.

     The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2002 with management and our independent auditors. The Audit Committee has received the written disclosures and the letter from our independent accountants required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent accountant the independent accountant's independence. The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2002 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002.

     The Board of Directors held four meetings during the fiscal year ended September 30, 2002. The Audit Committee held four meetings during the fiscal year ended September 30, 2002. Our Directors attended at least 75% of our Board meetings, with the exception of Mr. Watters who attended 50%. Our Audit Committee members attended at least 75% of our Audit Committee meetings except for Mr. Watters who attended 50%.

     There is no family relationship between or among any of the directors and executive officers of the Company.


EQUITY COMPENSATION PLAN INFORMATION (1)
------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE FOR FUTURE
                                 NUMBER OF SECURITIES TO BE                                          ISSUANCE UNDER EQUITY
                                  ISSUED UPON EXERCISE OF         WEIGHTED-AVERAGE EXERCISE            COMPENSATION PLANS
                               OUTSTANDING OPTIONS, WARRANTS    PRICE OF OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
                                         AND RIGHTS                  WARRANTS AND RIGHTS                 IN COLUMN (a))

        PLAN CATEGORY                       (a)                              (b)                              (c)
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders              476,000                          $2.52                              -0-
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders              167,500                          $1.87                              -0-
--------------------------------------------------------------------------------------------------------------------------------
            TOTAL                         643,500                          $2.40                              -0-
--------------------------------------------------------------------------------------------------------------------------------

(1) As of fiscal year end September 30, 2002.

DIRECTOR COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2002, 2001 and 2000 certain executive officers. No other executive officer of ours received compensation that exceeded $100,000 during fiscal 2002.

                                        SUMMARY COMPENSATION TABLE
                                        --------------------------

                     Annual Compensation                             Long-Term Compensation
                                                                 Awards                   Payouts

-------------------------------------------------------------------------------------------------------------
                                                                Restricted   Securities
Name and                                             Other         Stock     Underlying    LTIP       All
Principal Position  Year   Salary    Bonus ($)      Annual        Awards      Options/    Payout     Other
                             ($)                 Compensation       ($)       SARs (#)       s       Compen
                                                    ($)(1)                                  ($)    sation ($)
-------------------------------------------------------------------------------------------------------------
Eric Langan         2002  $ 260,000         -0-           -0-           -0-          -0-      -0-         -0-
-------------------------------------------------------------------------------------------------------------
                    2001  $ 239,000         -0-           -0-           -0-        5,000      -0-         -0-
-------------------------------------------------------------------------------------------------------------
                    2000  $ 175,890  $    1,000           -0-           -0-        5,000      -0-         -0-
-------------------------------------------------------------------------------------------------------------
Travis Reese        2002  $ 137,500         -0-           -0-           -0-          -0-      -0-         -0-
-------------------------------------------------------------------------------------------------------------
                    2001  $ 102,000         -0-           -0-           -0-        5,000      -0-         -0-
-------------------------------------------------------------------------------------------------------------
                    2000  $  93,460         -0-           -0-           -0-        5,000      -0-         -0-
-------------------------------------------------------------------------------------------------------------

__________________________________
(1)     We provide certain executive officers certain personal benefits.  Since the value of such benefits does not exceed the lesser of $50,000 or 10% of annual compensation, the amounts are omitted.


Mr. Langan is Chairman, a Director, President and Acting Chief Financial
Officer.   Mr. Reese is Director and V.P.-Director of Technology.


                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              -------------------------------------
                                       (INDIVIDUAL GRANTS)

-----------------------------------------------------------------------------------------
                    Number of      Percent of Total
                   Securities        Options/SARs
                   Underlying         Granted to       Exercise of Base
Name              Options/SARS   Employees in Fiscal     Price ($/Sh)     Expiration Date
                   Granted (#)         Year (%)
-----------------------------------------------------------------------------------------
Eric Langan (1)       -0-              -0-                    N/A                N/A
-----------------------------------------------------------------------------------------
Travis Reese (1)      -0-              -0-                    N/A                N/A
-----------------------------------------------------------------------------------------

(1) There were no grants of options to these persons during the fiscal year ended September 30, 2002.

                              AGGREGATED OPTION/SAR EXERCISES IN
                        LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                        ---------------------------------------------

---------------------------------------------------------------------------------------------
                                                         Number of             Value of
                                                        Unexercised      Unexercised In-The-
                                                        Underlying              Money
              Shares Acquired                       Options/SARs at FY    Options/SARs at FY
     Name     on Exercise (#)   Value Realized ($)       end (#);              end ($);
                                                       Exercisable/          Exercisable/
                                                       Unexercisable        Unexercisable
---------------------------------------------------------------------------------------------
Eric Langan       -0- (1)              -0-            $245,000 / -0-        $66,000 / -0-
---------------------------------------------------------------------------------------------
Travis Reese      -0- (1)              -0-             $45,000 / -0-         $2,250 / -0-
---------------------------------------------------------------------------------------------

___________________________________
(1)  These persons did not exercise of options during the fiscal year ended September 30,
2002.


EMPLOYEE STOCK OPTION PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted Stock Option Plans for employee and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in our continued success and progress. The Plans also assist the Company and our subsidiaries in attracting and retaining key employees and directors. The Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

     In 1995 we adopted the 1995 Stock Option Plan. A total of 300,000 shares may be granted and sold under the 1995 Plan. As of September 30, 2001, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. We do not plan to issue any additional options under the 1995 Plan.

     In August 1999, we adopted the 1999 Stock Option Plan. A total of 500,000 shares may be granted and sold under the 1999 Plan. As of September 30, 2002, a total of 476,000 stock options had been granted and are outstanding under the Plan, none of which have been exercised.

EMPLOYMENT  AGREEMENT

     We have a three-year employment agreement with Eric S. Langan (the "Langan Agreement"). The Langan Agreement extends through January 1, 2004 and provides for an annual base salary of $260,000. The Langan Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Langan Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of the Langan Agreement. We have not established long term incentive plans or defined benefit or actuarial plans. Under a prior employment agreement, Mr. Langan received options to purchase 125,000 shares at an exercise price of $1.87 per share, which vested in August 1999.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at July 15, 2003, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------
NAME/ADDRESS                      NUMBER OF SHARES   TITLE OF CLASS  PERCENT OF
                                                                      CLASS (8)
--------------------------------------------------------------------------------
Eric S. Langan                        1,063,080 (1)  Common stock          28.7%
505 North Belt, Suite 630
Houston, Texas 77060
--------------------------------------------------------------------------------
Robert L. Watters                        25,000 (2)  Common stock           0.7%
315 Bourbon Street
New Orleans, Louisiana 70130
--------------------------------------------------------------------------------
Steven L. Jenkins                        10,000 (3)  Common stock           0.3%
16815 Royal Crest Drive
Suite 160
Houston, Texas 77058
--------------------------------------------------------------------------------
Travis Reese                             49,905 (4)  Common stock           1.3%
505 North Belt, Suite 630
Houston, Texas 77060
--------------------------------------------------------------------------------
Alan Bergstrom                           30,000 (2)  Common stock           0.8%
707 Rio Grande, Suite 200
Austin, Texas 78701
--------------------------------------------------------------------------------
E. S. Langan. L.P.                         578,632   Common stock          15.6%
505 North Belt, Suite 630
Houston, Texas 77060
--------------------------------------------------------------------------------
Ralph McElroy                           817,147 (5)  Common stock          22.1%
1211 Choquette
Austin, Texas, 78757
--------------------------------------------------------------------------------
William Friedrichs                      401,850 (6)  Common stock          10.8%
16815 Royal Crest Dr., Suite 260
Houston, Texas 77058
--------------------------------------------------------------------------------


                                        8

--------------------------------------------------------------------------------
All of our Directors and              1,177,985 (7)  Common stock          31.8%
Officers as a
Group of five persons
--------------------------------------------------------------------------------

_____________________________

(1) Mr. Langan has sole voting and investment power for 239,448 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he owns indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 245,000 shares of common stock that are presently exercisable.

(2) Includes options to purchase up to 25,000 shares of common stock that are presently exercisable.

(3) Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(4) Includes options to purchase up to 45,000 shares of common stock that are presently exercisable.

(5) Includes 66,545 shares of common stock that would be issuable upon conversion of a convertible debenture held by Mr. McElroy. Also includes 52,135 shares of common stock that would be issuable upon conversion of a convertible promissory note held by Mr. McElroy.

(6) Includes 170,000 shares owned by WMF Investments, Inc. Mr. Friedrichs is a control person of WMF Investments, Inc.

(7) Includes options to purchase up to 350,000 shares of common stock that are presently exercisable.

(8) These percentages exclude treasury shares in the calculation of percentage of class.



     We are not aware of any arrangements that could result in a change of control.


    _________________________________________________________________________

                  (2) TO RATIFY THE SELECTION OF WHITLEY PENN
               (FORMERLY JACKSON & RHODES, P.C.) AS THE COMPANY'S
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                               SEPTEMBER 30, 2003
    ________________________________________________________________________

     The Board of Directors has selected Whitley Penn (formerly Jackson & Rhodes, P.C.) as the Company's independent auditor for the current fiscal ye) asAlthough not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Whitley Penn, independent auditor of the Company for the fiscal year ending September 30, 2002. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Whitley Penn as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending September 30, 2002. A representative of Whitley Penn is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Whitley Penn as independent auditor for fiscal year ending September 30, 2003.

     AUDIT FEES

     Whitley Penn billed us in the aggregate amount of $39,150 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for fiscal 2002. We were not billed for professional services from any other accounting firm for audits or reviews done in fiscal 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In fiscal 2002, Whitley Penn did not bill us for, nor perform, any financial information systems design or implementation. In fiscal 2002, we were not billed for professional services from any other accounting firm for information systems design or implementation.

     ALL OTHER FEES

     We were not billed for any other professional services by any other accounting firm in fiscal 2002.

     AUDITOR INDEPENDENCE

     Our Audit Committee considers that the work done for us in fiscal 2002 by Whitley Penn is compatible with maintaining Whitley Penn's independence.

     AUDITOR'S TIME ON TASK

     At least 50% of the work expended by Whitley Penn on our fiscal 2002 audit was attributed to work performed by Whitley Penn's full-time, permanent employees.

       ___________________________________________________________________

                                (3) OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Stockholders is January 9, 2004.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/ ERIC S. LANGAN
                                        CHAIRMAN OF THE BOARD AND PRESIDENT
JULY 31, 2003
HOUSTON, TEXAS

                                      PROXY

                       RICK'S CABARET INTERNATIONAL, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2003

     The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on July 15, 2003, at the Annual Meeting of Stockholders to be held on August 28, 2003, at 10:00 AM (CST) at 3113 Bering Drive, Houston, Texas 77057, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.

1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     [ ]    FOR all nominees listed          [ ]     WITHHOLD authority to
            below except as  marked                  vote for all nominees
            to the contrary.                         below.

      Eric S. Langan          Robert L. Watters          Steven L. Jenkins

                    Alan Bergstrom            Travis Reese

2. PROPOSAL TO RATIFY THE SELECTION OF WHITLEY PENN (FORMERLY JACKSON & RHODES, P.C.) AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

     [ ]   FOR               [ ]   AGAINST          [ ]   ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     [ ]   FOR               [ ]   AGAINST          [ ]   ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NUMBER OF
SHARES OWNED

_________________                    ____________________________________
                                     SIGNATURE

                                     ____________________________________
                                     (TYPED  OR  PRINTED  NAME)

                                     ____________________________________
                                     SIGNATURE  IF  HELD  JOINTLY

                                     ____________________________________
                                     (TYPED  OR  PRINTED  NAME)


                                     DATED:  ____________________________


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.